Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IperionX Limited (the “Company”) on Form 20-F for the fiscal year ended June 30, 2023 (the “Annual Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Gregory D. Swan, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, as amended; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of IperionX Limited.

Date:	September 18, 2023

By:	/s/ Gregory D. Swan

Gregory D. Swan
Chief Financial Officer and Company Secretary
(principal financial officer)